UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2015

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane	37604
(Address of principal executive offices)	(Zip Code)

(423) 743-9151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01 REGULATION FD DISCLOSURE

On August 17, 2015, NN, Inc. (“NN”) announced that it entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with PEP Industries, LLC, a Delaware limited liability company (“Seller”), pursuant to which NN agreed to acquire from Seller all of the outstanding capital stock of Precision Engineered Products Holdings, Inc., a Delaware corporation (“PEP”), for $615 million in cash (the “Acquisition”).

On August 17, 2015, NN also announced that it entered into a commitment letter, pursuant to which, subject to the terms and conditions set forth therein, the commitment parties identified therein have committed to provide senior secured loans to NN in an aggregate principal amount of up to $625 million, consisting of a term loan facility in the amount of up to $525 million and a revolving credit facility in the amount of up to $100 million (together, the “Senior Secured Credit Facilities”). It is contemplated that lenders under the Senior Secured Credit Facilities will consist of a syndicate of banks, financial institutions and other institutional lenders (collectively, the “Institutional Lenders”). NN intends to fund a portion of the purchase price for the Acquisition with borrowings under the Senior Secured Credit Facilities.

On September 16, 2015, NN intends to provide a confidential information memorandum (the “Confidential Information Memorandum”) to the Institutional Lenders in connection with their evaluation of participation as potential lenders under the Senior Secured Credit Facilities. Pursuant to Regulation FD, NN is furnishing each of the following exhibits: (a) Exhibit 99.1, containing certain information excerpted from the Confidential Information Memorandum; (b) Exhibit 99.2 containing a reconciliation of the non-GAAP financial measures included in Exhibit 99.1 to their nearest GAAP financial measures; (c) Exhibit 99.3 containing the unaudited consolidated interim financial statements of PEP as of and for the six months ended June 26, 2015 and June 27, 2014; (d) Exhibit 99.4 containing the audited consolidated financial statements of PEP as of and for the year ended December 31, 2014 and 2013; and (e) Exhibit 99.5 containing the audited consolidated financial statements of PEP as of and for the year ended December 31, 2013 and 2012.

Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of NN, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Exhibit 99.1 and Exhibit 99.2 contain certain “non-GAAP financial measures” as that term is defined by the rules and regulations of the SEC. The non-GAAP financial measures used in Exhibit 99.1 and Exhibit 99.2 have inherent limitations as performance measures and should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial measures contained in Exhibit 99.1 and Exhibit 99.2 may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information contained in Exhibit 99.1 and Exhibit 99.2, should be read in conjunction with NN’s financial statements filed with the SEC and with PEP’s financial statements furnished herewith.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Acquisition and the other transactions contemplated by the Stock Purchase Agreement and all other statements herein and therein, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. NN may not be able to complete the Acquisition on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Stock Purchase Agreement; (ii) the failure to satisfy the closing conditions set forth in the Stock Purchase Agreement; (iii) risks related to disruption of management’s attention from NN’s ongoing business operations due to the transaction; and (iv) the effect of the announcement of the Acquisition on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent NN’s views as of the date on which such statements were made. NN anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing NN’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of NN are described in the risk factors included in NN’s filings with the SEC, including NN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which factors are incorporated herein by reference. NN expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Information excerpted from the Confidential Information Memorandum.

99.2	Reconciliation of net income of NN, Inc. and Precision Engineered Products Holdings, Inc. to Certain non-GAAP financial measures.

99.3	Unaudited consolidated interim financial statements of Precision Engineered Products Holdings, Inc. as of and for the six months ended June 26, 2015 and June 27, 2014.

99.4	Audited consolidated financial statements of Precision Engineered Products Holdings, Inc. as of and for the year ended December 31, 2014 and 2013.

99.5	Audited consolidated financial statements of Precision Engineered Products Holdings, Inc. as of and for the year ended December 31, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2015

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information excerpted from the Confidential Information Memorandum.

99.2	Reconciliation of net income of NN, Inc. and Precision Engineered Products Holdings, Inc. to Certain non-GAAP financial measures.

99.3	Unaudited consolidated interim financial statements of Precision Engineered Products Holdings, Inc. as of and for the six months ended June 26, 2015 and June 27, 2014.

99.4	Audited consolidated financial statements of Precision Engineered Products Holdings, Inc. as of and for the year ended December 31, 2014 and 2013.

99.5	Audited consolidated financial statements of Precision Engineered Products Holdings, Inc. as of and for the year ended December 31, 2013 and 2012.